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                                                                   Exhibit 10.27
                       DIRECTOR INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT, dated _____ __, 2003 (the "Agreement"), is entered into between INDYMAC BANCORP, INC., a Delaware corporation (the "Company"), and _________________ ("Indemnitee") on the basis of the following facts:

         A. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors of the Company and its subsidiaries and in other capacities with respect to the Company, its subsidiaries and its other related entities.

         B. The statutes and judicial decisions regarding the duties of directors and persons serving corporations in other capacities are often difficult to apply, ambiguous or conflicting, and therefore fail to provide such persons with adequate knowledge of the legal risks to which they are exposed or clear guidance regarding the appropriate course of action in specific situations.

         C. Highly qualified and experienced persons are becoming more reluctant to serve as directors of corporations or to serve corporations in other capacities unless they are provided with adequate protection through indemnification and insurance against the inordinate and increasing risks, and costs of defense, of claims and litigation against them arising out of their service to and activities on behalf of the corporation.

         D. The Company and Indemnitee are aware that the costs of directors and officers liability insurance has increased substantially, that the scope of coverage provided by such insurance has been made subject to exclusions of various types or otherwise reduced, and that these trends are likely to continue.

         E. The Certificate of Incorporation and Bylaws of the Company provide that the Company shall indemnify persons serving as directors of or in other capacities with the Company or, at the request of the Company, as directors of or in other capacities with another corporation or entity to the maximum extent permitted by law and further provide that the provisions regarding indemnification contained in the Certificate of Incorporation and Bylaws are not exclusive.

         F. The Company and Indemnitee desire to provide greater assurance and specificity regarding the rights of Indemnitee to receive indemnification from the Company, and advancement of litigation expenses, to the maximum extent permitted by Delaware law and to have the benefit of coverage by directors and officers liability insurance.

         NOW, THEREFORE, for good and valuable consideration, including Indemnitee's service as a director of the Company or its subsidiary, IndyMac Bank, F.S.B., the Company and Indemnitee hereby agree as follows:

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         SECTION 1.        INDEMNIFICATION.

                  (a) General Indemnification Rights. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, whether or not such indemnification is specifically authorized by the provisions of this Agreement, by the Company's Certificate of Incorporation or Bylaws, or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which has the effect of expanding the right or obligation of a Delaware corporation to indemnify a member of its board of directors, such change shall be automatically deemed to be incorporated into this Agreement and thereby to expand Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which limits the right of a Delaware corporation to indemnify a member of its board of directors, it is the intention and agreement of the Company and Indemnitee that such change shall not have any effect on this Agreement or the parties' rights and obligations hereunder.

                  (b) Third Party Proceedings. Without limiting the generality of Section 1(a) of this Agreement, the Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, including any alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, consultant or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including reasonable attorneys' fees, judgments, fines, excise taxes and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed) incurred by Indemnitee in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof and obtaining indemnification from the Company with respect thereto) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (c) Proceedings By or in the Right of the Company. Without limiting the generality of Section 1(a) of this Agreement, the Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee, consultant or agent of the Company or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including reasonable attorneys' fees,

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judgments and, to the fullest extent permitted by law, amounts paid in settlement, incurred by Indemnitee in connection with the defense or settlement of such action or suit (including, but not limited to, the investigation, defense or appeal thereof and obtaining indemnification from the Company with respect thereto) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                  (d) Mandatory Payment of Expenses. To the extent that Indemnitee has been required to serve as a witness by the Company or any other party or has been successful, on the merits or otherwise, including dismissal of an action or portion thereof without prejudice, in the defense of any action, suit or proceeding referred to in this Section 1, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against the expenses, including reasonable attorneys' fees, incurred by Indemnitee in connection therewith.

                  (e) Partial Indemnification. If Indemnitee is successful in the defense or settlement of only a portion of an action, suit or proceeding, Indemnitee shall be entitled to indemnification by the Company for the maximum portion of the expenses, judgments, fines or penalties paid or incurred by Indemnitee in the investigation, defense, appeal or settlement of such action, suit or proceeding that may be reasonably attributed or allocable to such successfully defended portion of such action, suit or proceeding.

         SECTION  2.       ADVANCEMENT OF EXPENSES.

         The Company shall advance to Indemnitee all expenses, including reasonable attorneys' fees, incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referred to in Section 1 of this Agreement or in connection with any action, suit or proceeding initiated by Indemnitee that is within the scope of Section 8 of this Agreement. To the extent required by the Delaware General Corporation Law as a condition to the advancement of such expenses, Indemnitee hereby undertakes to repay such amounts advanced if, and to the extent that, it shall ultimately be determined in accordance with applicable law and this Agreement that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of each written request by Indemnitee to the Company therefor, which requests shall not (except in extraordinary circumstances) be made more frequently than monthly and shall be accompanied by any applicable invoices or other reasonable documentation of the expenses for which payment is requested by Indemnitee; provided, that Indemnitee shall not in any event be required to provide any information which is privileged or otherwise protected from disclosure in connection therewith.

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         SECTION  3.       PROCEDURES FOR INDEMNIFICATION AND ADVANCEMENT OF
                           EXPENSES.

                  (a) Notification by Indemnitee. Indemnitee shall give the Company notice in writing as soon as reasonably practicable of any claim made against Indemnitee for which indemnification may be sought under this Agreement; provided, that failure to give, or delay in giving, such notice shall not affect Indemnitee's rights under this Agreement.

                  (b) Determination by the Company. Upon any written request by Indemnitee for indemnification, the Company shall make a determination with respect to whether or not Indemnitee has in the specific case met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee. Such determination shall be made within sixty (60) days after the Company's receipt of Indemnitee's request for such determination by any of the following procedures, which shall, except as provided in Section 3(f), be selected by the Company: (i) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the Company's Board of Directors, or (ii) by Independent Counsel (as hereinafter defined), selected by the Company, in a written opinion to the Company's Board of Directors, a copy of which shall be delivered to Indemnitee, or (iii) by the stockholders of the Company. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to make such determination. Any costs or expenses, including reasonable attorneys' fees, incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (whether or not it is ultimately determined that Indemnitee is entitled to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                  (c) Right of Indemnitee to Bring Action for Indemnification or Advancement of Expenses. Any indemnification provided for in
Section 1 of this Agreement shall be made no later than sixty (60) days after the Company's receipt of Indemnitee's written request therefor. If a claim for indemnification, whether under this Agreement, any statute, any provision of the Company's Certificate of Incorporation or Bylaws or otherwise, is not paid in full by the Company within sixty (60) days after a written request for payment thereof has been received by the Company, or if any requested advancement of expenses is not paid in full within twenty (20) days after appropriate request therefor as provided in Section 2 of this Agreement has been received by the Company, Indemnitee may, at any time thereafter, bring an action against the Company to recover the unpaid amount of the claim or request. In any such action, it shall be presumed that Indemnitee is entitled to the indemnification and advancement of expenses sought by Indemnitee and the Company shall have the burden of proving that Indemnitee is not so entitled pursuant to this Agreement and applicable law. In addition, if the Company contests Indemnitee's right to be indemnified for the amount claimed, (i) the question of Indemnitee's right to be indemnified for the amount claimed shall be for the court to decide de novo,
(ii) it shall not be a defense that the Company or any other authorized person has made a determination under Section 3(b) or Section 3(f) of this Agreement or otherwise that Indemnitee is not entitled to be indemnified for the amount claimed or has not yet made a determination on that question,

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and (iii) the Company agrees that it will not contest the validity or enforceability of this Agreement.

                  (d) Notice to Insurers. If, at the time the Company is notified of any claim pursuant to Section 3(a), the Company has directors and officers liability insurance in effect, the Company shall give prompt notice of such claim to the insurers with respect to all policies of such insurance that are then in effect in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable in connection with such claim in accordance with the terms of such policies.

                  (e) Selection of Counsel. In the event the Company shall be obligated to pay the expenses of any proceeding against Indemnitee, the Company shall be entitled to assume the defense of such proceeding with counsel selected by the Company, if it and such counsel may appropriately do so under applicable legal and ethical requirements and subject to the approval of such counsel by Indemnitee (which approval shall not be unreasonably withheld or delayed), upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding; provided, that (i) Indemnitee shall have the right to employ counsel of Indemnitee's choice in any such proceeding at Indemnitee's expense, and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not in fact have employed counsel to assume the defense of such proceeding within thirty (30) days of its notice of intention to assume the defense of the proceeding, or such shorter period as shall be necessary to avoid adversely affecting the defense of Indemnitee, then, in any of the foregoing cases, the fees and expenses of Indemnitee's counsel shall be paid by the Company.

                  (f) Change in Control. Following a Change in Control (as hereinafter defined), all matters arising concerning the rights of Indemnitee to indemnification under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law shall, if desired by Indemnitee, be determined by Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed). Such Independent Counsel shall, among other things, render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee is entitled to indemnification hereunder and under applicable law, which opinion shall be binding on the Company but shall not affect the right of Indemnitee to bring an action for indemnification pursuant to Section 3(c) hereof. The Company shall pay the fees of such Independent Counsel and shall indemnify the same against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to retain or pay the expenses of more than one Independent Counsel in connection with all matters concerning a single indemnitee, and such Independent Counsel shall be the Independent Counsel for any or all other indemnitees, unless (i) the Company otherwise determines, or (ii) any indemnitee shall provide a written statement setting

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forth in detail a reasonable objection to such Independent Counsel representing other indemnitees.

         SECTION  4.       NON-EXCLUSIVITY.

         The rights to indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation or Bylaws, any other agreement, any vote of stockholders or Disinterested Directors, the General Corporation Law of the State of Delaware or otherwise, both as to actions in Indemnitee's official capacities with the Company and as to actions in any other capacity while serving the Company in any official capacity.

         SECTION  5.       INSURANCE.

         The Company shall, at all times during the effectiveness of this Agreement, use all commercially reasonable efforts to maintain in effect one or more policies of directors and officers liability insurance providing coverage at least as favorable in amount and other terms as that maintained by the Company as of the date of this Agreement. Notwithstanding the foregoing, the Company shall not be obligated to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, or if the premium costs for such insurance are so disproportionate to the amount of coverage provided as to make it commercially unreasonable to obtain or maintain such insurance. In any such case, the Company shall give at least 30 days prior notice to Indemnitee of such discontinuance or reduction. In all policies of directors and officers liability insurance maintained by the Company, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors.

         SECTION  6.       EXCEPTIONS.

         Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                  (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.

                  (b) Claims Actually Paid by Insurance. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors and officers liability insurance maintained by the Company.

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                  (c)      Claims Under Section 16(b). To indemnify Indemnitee
for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") or any similar successor statute.

         SECTION  7.       CONTRIBUTION.

         To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, and the Company may lawfully do so, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount paid or incurred by Indemnitee, for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement, expenses and all other amounts for which indemnification is provided in this Agreement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of the related proceeding in order to reflect (a) the relative benefits received by the Company and Indemnitee as a result of the events or transactions asserted as the basis for the related proceeding and (b) the relative fault of the Company (including its directors, officers, employees and agents, other than Indemnitee) and Indemnitee in connection with such events or transactions.

         SECTION  8.       DURATION OF AGREEMENT.

         This Agreement shall be effective during the entire period that Indemnitee is a director of the Company or occupies any other position with the Company, its subsidiaries or, at the request of the Company, any other entities and shall continue in effect at all times thereafter.

         SECTION  9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the Company's successors and assigns and shall insure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase of assets or stock, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

         SECTION  10.      SEVERABILITY.

         If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and, to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal
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or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and the remainder of this Agreement taken as a whole.

         SECTION  11.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same instrument. Only one such counterpart signed by the party against whom enforcement is sought need be produced to evidence the existence and content of this Agreement.

         SECTION  12.      HEADINGS.

         The headings of the paragraphs of this Agreement are for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         SECTION  13.      DEFINITIONS; CONSTRUCTION OF TERMS:

         For purposes of this Agreement:

                  (a) "Change in Control" means a change in control of the Company occurring after the date hereof of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act) whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the date hereof (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing twenty percent (25%) or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest, or (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors of the Company then in office, and, as a consequence of any of the foregoing, members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors of the Company or its successor entity thereafter.

                  (b) References to the "Company" shall include, in addition to the Company as currently constituted, the resulting corporation or other entity, any constituent corporation or other entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation or other entity, or is or was serving at the request of such constituent corporation or other entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation or other entity as Indemnitee would have with respect to such constituent corporation or other entity if its separate existence had continued.

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                  (c)      "Disinterested Director" means a director of the
Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

                  (d) "Independent Counsel" means a law firm or a member of a law firm that, in either case, neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

                  (e) References to "other enterprises" shall include employee benefit and compensation plans; references to "fines" shall include any excise taxes assessed against Indemnitee with respect to an employee benefit or compensation plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit or compensation plan, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         SECTION  14.      MODIFICATION AND WAIVER.

         No amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.

         SECTION  15.      NOTICES.

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) if mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

                  (a) if to Indemnitee, to the address indicated for Indemnitee on the signature page hereof.

                  (b)      if to the Company, to:

                           IndyMac Bancorp, Inc.
                           155 North Lake Avenue
                           Pasadena, CA 91101
                           Attention:  Corporate Secretary

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or to such other address as may be hereafter furnished to Indemnitee by the
Company or to the Company by Indemnitee, as the case may be, for purposes of receiving notices under this Agreement or for receiving notices generally.

         SECTION  16.      GOVERNING LAW.

         This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware without regard to the conflict of law principles thereof.

         SECTION  17.      SUBROGATION.

         In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall, subject to payment by the Company of all related costs, do all acts that may be reasonably necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         SECTION  18.      INTEGRATION AND ENTIRE AGREEMENT.

         This Agreement sets forth the entire understanding between the parties hereto and supersedes all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

                            [signature page follows]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              INDYMAC BANCORP, INC.

                              By:________________________________________

                                    Name:________________________________

                                    Title: ______________________________

                              INDEMNITEE:

                              By:________________________________________

                                    Name:_________________________________

                                    Address:_____________________________
                                            _____________________________

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